EXHIBIT 99.1

THE SCO GROUP, INC.

CHANGE IN CONTROL AGREEMENT

This Change in Control Agreement (this “Agreement”), is made this 10th day of December, 2004, by and between [               ] (the “Executive”) and The SCO Group, Inc. (the “Company”).  The Executive and the Company are sometimes referred to herein individually as a “Party”, and collectively, as the “Parties”.

WITNESSETH:

WHEREAS, both the Compensation Committee of the board of directors of the Company and the entire board of directors of the Company (collectively, the “Board”) has determined that it is in the best interests of the Company and its stockholders for the Company to agree to provide for accelerated vesting of stock options and restricted stock under the circumstances described below to the Executive and other executives who are responsible for the policy-making functions of the Company; and

WHEREAS, the Board recognizes that the possibility of a Change in Control of the Company is unsettling to such executives and desires to make arrangements at this time to help assure their continuing dedication to their duties to the Company and its stockholders, notwithstanding any attempts by outside parties to gain control of the Company; and

WHEREAS, the Board believes it important, should the Company receive proposals from outside parties, to enable such executives to perform their regular duties, and where appropriate, to assess such proposals and advise the Board as to the best interests of the Company and its stockholders, and to take such other action regarding such proposals as the Board determines to be appropriate; and

WHEREAS, the Board also desires to demonstrate to the executives that the Company is concerned with their welfare and intends to provide that loyal executives are treated fairly; and

WHEREAS, the Board wishes to assure that executives of the Company receive fair and competitive acceleration of vesting should the Company experience a Change in Control.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereto agree as follows:

1.               Attempted Change in Control.  In the event that any individual, corporation, partnership, company, or other entity (“Person”), which term shall include a “group” (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Act”)), begins a tender or exchange offer, circulates a proxy to the Company’s stockholders, or takes other steps to effect a “Change in Control” (as defined in Exhibit A attached hereto and made a part hereof), the Executive agrees that he will not voluntarily leave the employ of the Company and will render the services contemplated in the recitals to this Agreement until such

Person has terminated the efforts to effect a Change in Control or until a Change in Control has occurred.

2.               Change in Control.  If the Executive is still employed by the Company when a Change in Control occurs, the Executive shall be entitled to the following benefits:

2.1         any stock, stock option or restricted stock granted to the Executive by the Company that would have become vested upon continued employment by the Executive shall immediately vest in full and become exercisable notwithstanding any provision to the contrary of such grant and shall remain exercisable until it expires or terminates in accordance with its terms.

2.2         Notwithstanding anything herein to the contrary, to the extent that any payment or benefit provided for herein is required to be paid or vested at any earlier date under the terms of any plan, agreement or arrangement, such plan, agreement or arrangement shall control.

3.               Taxes.

3.1         The Executive shall be solely responsible for any taxes, whether federal, state or local that arise or become due pursuant to the acceleration of vesting referred to in Section 2.1 above, and nothing herein shall obligate the Company to indemnify the Executive for any such taxes.

3.2         The Executive has had sufficient opportunity to consult his own attorney, accountant and other advisors in determining any federal, state or local tax consequences resulting from the transactions contemplated herein.

4.               Not an Employment Agreement.  Nothing contained in this Agreement shall be construed as a contract of employment between the Company and the Executive, or as a right of the Executive to continue in the employ of the Company, or as a limitation of the right of the Company to discharge the Executive with or without cause.

5.               Amendment.  No amendment, change, or modification of this Agreement may be made except in writing, signed by both Parties.

6.               Termination.  This Agreement shall terminate on the third anniversary of the date hereof, provided, however, that commencing on the third anniversary of the date hereof and on each annual anniversary thereafter (the “Renewal Date”), unless previously terminated, the term of this Agreement shall be automatically extended so as to terminate one year from such Renewal Date, unless at least sixty days prior to the Renewal Date the Company shall give notice to the Executive that the term of this Agreement shall not be so extended.  This Agreement shall not apply to a Change in Control which takes place after the termination of this Agreement.

7.               Assignability; Binding Nature.

7.1         No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt, or obligation, or to execution, attachment, levy, or similar process, or assignment by operation of law.  Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void, and of no effect.

7.2         The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Executive, his executors, administrators, legal representatives, and assigns, and the Company and its successors.

8.               Statutory Changes.  All references to sections of the Act or the Code shall be deemed also to refer to any successor provisions to such sections.

9.               Governing Law.  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Utah, without regard to principles of conflicts of laws thereof.

10.         Entire Agreement.  This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.  For the avoidance of doubt, this Agreement does not address and accordingly, does not supersede, the benefits offered under any employee benefit plan or the benefits payable to the Executive upon the Executive’s death or disability.  To the extent that this Agreement is inconsistent with the terms of any plan under which any stock, stock option or restricted stock was granted to the Executive, the terms of this Agreement shall prevail.

11.         Validity.  The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

12.         Notices:  All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other Party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:

[Name of Executive]
[Address of Executive]

If to the Company:

The SCO Group, Inc.
355 South 520 West
Suite 100
Lindon, Utah 84042

or to such other address as either Party shall have furnished to the other in writing in accordance herewith.  Notice and communications shall be effective when actually received by the addressee.

13.         Headings:  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

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IN WITNESS WHEREOF, the Company and the Executive have each caused this Agreement to be duly executed and delivered as of the date set forth above.

THE SCO GROUP, INC.

By:

Name:

Title:

AGREED AND ACCEPTED:

[Name of Executive]

EXHIBIT A

Change in Control

For the purposes of this Agreement, a “Change in Control” shall mean:

(a)                                  The acquisition by any Person of ultimate beneficial ownership (within the meaning of Rule 13d-3 of the Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:  (i) any acquisition directly from the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (iii) any acquisition by a stockholder who on the date hereof owns at least 25% of the Outstanding Company Common Stock, or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Exhibit A; or

(b)                                 Individuals who, as of the date hereof, constitute the board of directors of the Company (as such board may increase or decrease in size in accordance with the provisions below in this paragraph (b), the “Incumbent Board”) cease for any reason to constitute at least a majority of such board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the Nominations and Governance Committee of the board of directors of the Company and at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than such board; or

(c)                                  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, immediately following such Business Combination more than 50% of, respectively, the shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) ultimately beneficially owns, directly or indirectly, 50% of more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board of directors of the Company providing for such Business Combination; or

(d)                                 Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.